UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 17, 2012

MAN AHL FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-54140	27-2365025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center, 10th Floor
250 Vesey Street,
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) Man AHL FuturesAccess LLC (the “Registrant”), Merrill Lynch Alternative Investments LLC (“MLAI”) and Man-AHL (USA) Ltd. (the “Trading Advisor”) are parties to an Advisory Agreement dated as of June 30, 2010 (the “Advisory Agreement”).  MLAI is the sponsor of the Registrant.  Pursuant to the Advisory Agreement, the Trading Advisor provides commodity trading advice to, and directs the trading activities of, the Registrant.

On August 17, 2012 the Registrant, MLAI and the Trading Advisor entered into an Amendment to the Advisory Agreement (the “Amendment”)

(2)    The Amendment revised the Registrant’s Advisory Agreement with respect to, among other things:

(i)	provide that the Trading Advisor will not accept for the Registrant physical delivery of any commodity interest;

(ii)	clarify the procedures for determining the clearing and brokerage arrangements for all exchange-traded commodity interest transactions;

(iii)
setting forth the terms for determining the prime brokerage and other brokerage arrangements for over-the-counter trades referencing commodity interests, including provisions under which over-the-counter prime brokers may be retained by the Registrant if proposed by the Trading Advisor and consented to by MLAI;

(iv)	providing that Class M Interests of the Registrant are subject to a 20% incentive fee; and

(v)
clarifying that incentive fees are calculated with respect to the Class D, Class DT, Class DS and Class M Interests of the Registrant as a whole on the one hand, and the Class A, Class C and Class I Interests as a whole on the other hand, irrespective of the performance of different investor’s investments in such classes.

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Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.01	Amendment dated as of August 17, 2012 to the Advisory Agreement dated as of June 30, 2010 among Man AHL FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Man-AHL (USA) Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN AHL FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date: August 20, 2012

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MAN AHL FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

10.01	Amendment dated as of August 17, 2012 to the Advisory Agreement dated as of June 30, 2010 among Man AHL FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Man-AHL (USA) Ltd.

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AMENDMENT TO ADVISORY AGREEMENT

This amendment is made as of August 17, 2012 (the “Amendment”) among MAN AHL FUTURESACCESS LLC, a Delaware limited liability company (the “Fund”), MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the “Manager”), and MAN-AHL (USA) LTD., a United Kingdom company (the “Trading Advisor”).

WHEREAS, the Fund, the Manager and the Trading Advisor entered into an Advisory Agreement dated as of June 29, 2010 (the “Advisory Agreement”); and

WHEREAS, the Fund, the Manager and the Trading Advisor wish to amend the Advisory Agreement with effect as of the date set forth above as follows.

NOW IT IS HEREBY AGREED as follows:

1	Section 2(b) of the Advisory Agreement be amended to add the following clause to the end thereof:

“(iii) The Trading Advisor acknowledges that accepting physical delivery of a commodity interest could cause the Fund to be treated as a dealer in such commodity interest under U.S. tax law and thereby subject the Fund or investors in the Fund to adverse tax consequences. The Trading Advisor agrees not to accept for the Fund physical delivery of any commodity interest and to manage the trading of the Fund's portfolio in a commercially reasonable manner such that physical delivery does not occur.”

2.	Section 4(a)(i) of the Advisory Agreement be deleted in its entirety and replaced with the following:

“(a) (i) Clearing of Exchange-Traded Commodity Interests. The Trading Advisor shall clear orders for all exchange-traded commodity interest transactions for the Fund through such commodity broker or brokers as the Fund shall designate from time to time in its sole discretion (the Fund currently so designating Merrill Lynch). The Trading Advisor shall not trade exchange-traded commodity interests on a “give up” basis through floor brokers, give-up brokers, prime brokers, dealers or other executing entities or facilities (collectively, “executing brokers”) unless the Manager has entered into an industry standard give-up agreement with such executing brokers. The Fund will not hold the Trading Advisor liable for any error or breach of contract by any such executing broker, barring negligence, misconduct or bad faith on the part of the Trading Advisor in selecting such executing broker or otherwise. Irrespective of whether floor executing brokers unaffiliated with Merrill Lynch receive the Manager's consent to execute trades on behalf of the Fund, all such trades will be “given-up” to be carried by Merrill Lynch. The Trading Advisor shall receive electronic copies of all daily and monthly brokerage statements for the Fund directly from Merrill Lynch. Subject to the standard of liability set forth in Section 12 of this Agreement, the Fund agrees to assume all liabilities associated with orders entered into using an automated routing system and agrees that the Trading Advisor shall have no liability for such transactions.”

3.	Section 4(b) of the Advisory Agreement be deleted in its entirety and replaced with the following:

“(b) Over-the-Counter Trading.

(i)           All over-the-counter (“OTC") trades referencing commodity interests, including trades involving swaps, forwards and other derivative instruments, for the Fund shall be maintained as OTC trades with (1) the OTC prime brokers designated by the Manager (each, a “Manager Designated PB,” the Fund currently designating Bank of America

Corporation or one of its affiliates) or (2) the OTC prime brokers proposed by the Trading Advisor for retention by the Fund, subject to the Manager’s prior consent and approval (any prime broker so approved by the Manager, a “TA Designated PB”). The Trading Advisor shall utilize such executing brokerage and prime brokerage arrangements as it may choose in the conduct of its advisory business, but the only give-up counterparties that may be in direct privity with a Manager Designated PB shall be entities that are acting as prime brokers for other Trading Advisor business, and such prime broker counterparties may be designated by the Trading Advisor by prior notice to the Manager and shall be subject to approval of the Manager (which approval shall not be unreasonably withheld and which approval will be deemed to have been given absent written objection within 10 business days). All give-up counterparties (whether executing brokers or prime brokers) with a TA Designated PB may be designated by the Trading Advisor without prior notice to the Manager; provided that the Manager shall receive promptly, upon the Manager’s request, a list of all such brokers. For the purposes of this paragraph, any executing broker or prime broker, whether a TA Designated PB, a Manager Designated PB or other entity, shall be referred to as an “OTC Dealer.” Neither the Manager nor the Fund will hold the Trading Advisor liable for any action, inaction, error or breach of contract by any such Manager Designated PB, TA Designated PB or an OTC Dealer, except under the standard of liability set forth in Section 12 of this Agreement or where the Trading Advisor acts in a manner that violates, or results in the violation of, the applicable trading limits or the applicable trading procedures, resulting in a trade that is not accepted for give-up by the relevant prime broker; provided that, with respect to any TA Designated PB, the Trading Advisor shall promptly notify the Manager and the Fund in writing if the Trading Advisor terminates trading, closes out positions or takes any other material action (any such action, a “TA Credit Action”) on behalf of accounts or funds advised or operated by the Trading Advisor in order to mitigate credit exposure with respect to such TA Designated PB or in exercising contractual rights against such TA Designated PB as the result of a Credit Event (as defined below) with respect to such TA Designated PB; and provided further that, the Trading Advisor hereby covenants and agrees that any TA Credit Action shall be effected in accordance with its fiduciary obligations under this Agreement and in a manner such that the Fund will be treated no less favourably and have no greater credit risk than the other accounts and funds advised or operated by the Trading Advisor. Irrespective of whether OTC dealers unaffiliated with Merrill Lynch are OTC Dealers designated by the Trading Advisor hereunder to execute OTC trades on behalf of the Fund, all such OTC trades will be “given-up” to be carried by a Manager Designated PB or TA Designated PB hereunder, subject to such limitations as may be contained in Appendix B of this Agreement.

For purposes hereof, “Credit Event” shall mean, with respect to a TA Designated PB, (1) the occurrence of a credit rating downgrade, (2) a material widening of the spreads on the credit default swaps relating to such TA Designated PB or any of its material affiliates, (3) a default or potential default in respect of its borrowed money obligations, including any bonds or loans, (4) the announcement or commencement of any proceeding by any regulatory, civil or criminal authority with jurisdiction over the TA Designated PB which, in the Trading Advisor's reasonable determination, may have a material adverse effect on the performance of such TA Designated PB's obligations under any relevant OTC trades or the Fund's rights thereunder, (5) any event defined in Section 5(a)(vii) of the ISDA 2002 Master Agreement, as published by the International Swaps and Derivatives Association, Inc., or (6) a default, potential default or termination event relating to such TA Designated PB under any material agreement or transaction between such TA Designated PB and the Fund or any other account or fund advised or operated by the Trading Advisor.

(ii)    If necessary for the Trading Advisor to trade pursuant to the Trading Program, the Fund shall provide for reasonable dealing lines of credit for the Trading Advisor to place orders for OTC contracts on behalf of the Fund.

(iii)           The parties agree that all OTC FX transactions entered into pursuant to this Agreement are being entered into by the Trading Advisor as the Fund's agent for the account, benefit and risk of the Fund, notwithstanding that such OTC FX transactions are first being entered into by the Trading Advisor, being treated as principal by third-party counterparties (i.e., counterparties that are not affiliated with Merrill Lynch). Subject to the standard of liability set forth in Section 12 of this Agreement and except as may otherwise be set forth in this Section 4(b), the Fund shall assume all liabilities associated with the OTC FX transactions and the Fund and the Manager agree that the Trading Advisor shall have no liability for such OTC FX transactions.”

4.	Section 6 of the Advisory Agreement be deleted in its entirety and replaced with the following:

“Incentive Fee.

(a) The Fund will pay to the Trading Advisor, as of each December 31 (“Incentive Fee Calculation Date”), an incentive fee equal to 20% of the New Trading Profit (defined below) allocated to the Class D, Class DT, Class DS and Class M Interests (if any) of the Fund (collectively, the “20% Classes”) and 25% of the New Trading Profit allocated to the Class A, Class C and Class I Interests of the Fund (collectively, the “25% Classes”) as of such Incentive Fee Calculation Date (as applicable, the “Incentive Fee”). Incentive Fees shall be calculated with respect to the 20% Classes as a whole on the one hand and the 25% Classes as a whole on the other hand, irrespective of the performance of different investor’s Interests in such Classes.

(b) “New Trading Profit” is calculated separately with respect to the 20% Classes and the 25% Classes and equals any increase in the aggregate net asset value, subject to Section 6(e), of the 20% Classes or the 25% Classes, as applicable, as of the current Incentive Fee Calculation Date over the High Water Mark attributable to the applicable group of Classes.

(c)   (i)          The High Water Mark attributable to each of the 20% Classes and the 25% Classes shall be equal to the highest aggregate net asset value of the 20% Classes or the 25% Classes, respectively, after reduction for the Incentive Fee then paid, as of any preceding Incentive Fee Calculation Date. The High Water Mark shall be increased dollar-for-dollar by new subscriptions and decreased proportionately when capital withdrawals from the Fund's account with the Trading Advisor (“Capital Withdrawals”) are made with respect to the 20% Classes or the 25% Classes. The proportionate High Water Mark reduction made as a result of Capital Withdrawals shall be calculated by multiplying the High Water Mark in effect immediately prior to such Capital Withdrawal by a fraction, the numerator of which is the aggregate net asset value of the 20% Classes or the 25% Classes, as applicable, immediately following such Capital Withdrawal and the denominator of which is the aggregate net asset value of such group of Classes immediately before such Capital Withdrawal, in each case prior to reduction for any accrued Incentive Fee. For the avoidance of doubt, the payment of expenses shall not be deemed a Capital Withdrawal and shall not reduce the High Water Mark.

(ii)                   If an Incentive Fee is paid with respect to the 20% Classes or the 25% Classes as of an Incentive Fee Calculation Date, the relevant High Water Mark is reset to the aggregate net asset value of such group of Classes immediately following such payment and following the payment of the Sponsor's Fees (as defined in the Memorandum) and Management Fees charged, in the aggregate, to each Class within such group.

(iii)           For the avoidance of doubt, the High Water Mark shall be determined on the basis of the 20% Classes on the one hand and the 25% Classes on the other hand and not on the basis of any individual investors or other group of investors.

(d) When there is an accrued Incentive Fee at the time any net Capital Withdrawal is made, the Incentive Fee attributable to such Capital Withdrawal will be paid. Such Incentive Fee shall be determined by multiplying the Incentive Fee that would have been paid had the date of the Capital Withdrawal been an Incentive Fee Calculation Date by a fraction, the numerator of which is the amount of the Capital Withdrawal attributable to the 20% Classes or the 25% Classes, as applicable, and the denominator of which is the aggregate net asset value of the applicable group of Classes immediately prior to the Capital Withdrawal. Such Incentive Fee will be paid from and reduce the amount of the Capital Withdrawal.

(e) New Trading Profit is calculated prior to the reduction for any Incentive Fees or Sponsor’s Fees of the applicable group of Classes being calculated as of such Incentive Fee Calculation Date. In addition, net asset value for purposes of calculating the Incentive Fee shall not include any interest income earned by the Fund and shall not be reduced by the Sponsor’s Fees, although such interest income shall increase, and such Sponsor’s Fees shall decrease, net asset value for purposes of determining the value of the Interests and the Sponsor’s Fee shall reduce net asset value when resetting the High Water Mark pursuant to Section 6(c)(ii). For the avoidance of doubt, no Incentive Fee shall be payable on any interest income earned by the Fund.

(f) Termination of this Agreement shall be treated as an Incentive Fee Calculation Date.”

5.	Except as specifically amended hereto, the Advisory Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

6.
The governing law, counterparties, method of execution, rules of interpretation, notice and other procedural provisions set forth in the Advisory Agreement shall be equally applicable to this Amendment.

7.
All parties represent and warrant each with respect to itself only that, they have taken all action required to be taken in order to authorize and effect this Amendment. This Amendment constitutes a legal, valid and binding and enforceable obligation of the respective parties.

8.
Upon the effectiveness of this Amendment, the parties hereby reaffirm all representations and warranties made in the Advisory Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

[Remainder of page intentionally left blank.]

    IN WITNESS WHEREOF the parties hereto have entered into this Amendment on the date first above written.

The Fund:		The Trading Advisor:

MAN AHL FUTURESACCESS LLC		MAN-AHL (USA) LTD.

By: Merrill Lynch Alternative Investments LLC, its manager

By: /s/ Deann Morgan		By: /s/ Tim Wong
Name:	Deann Morgan	Name:	Tim Wong
Title:	CEO	Title:	CEO

MERRILL LYNCH ALTERNATIVE INVESTMENT LLC

By: /s/ Deann Morgan
Name:	Deann Morgan
Title:	CEO